SUPPLEMENT DATED OCTOBER 18, 2010

To the variable annuity prospectus dated May 1, 2010, as supplemented June 1 and September 1, 2010, of:

Allianz Rewards®
Allianz Alterity®
Allianz ConnectionsSM
Allianz VisionSM

ISSUED BY

Allianz Life Insurance Company of North America and Allianz Life Variable Account B

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective October 15, 2010, the Acquired Fund listed below merged into the Acquiring Fund:

Acquired Fund	Acquiring Fund
AZL Allianz AGIC Growth Fund (formerly, AZL OCC Growth Fund)	AZL BlackRock Capital Appreciation Fund

At the Special Meeting of Shareholders held on October 13, 2010, shareholders of the Acquired Fund approved an Agreement and Plan of Reorganization (the “Plan”) between the Acquired Fund and the Acquiring Fund. Both the Acquired Fund and the Acquiring Fund are series of the Allianz Variable Insurance Products Trust.

Under the Plan, effective October 15, 2010, a “Reorganization” was completed whereby the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund. Shares of the Acquiring Fund have been distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund and the assumption of the Acquired Fund’s liabilities.

As a result of the Reorganization, all information and references to the Acquired Fund are hereby deleted from the prospectus.

PRO-004-0510